Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SouthState Corporation (“the Company”) on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C. Corbett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.

The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ John C. Corbett
John C. Corbett Chief Executive Officer (Principal Executive Officer)

February 25, 2022

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SouthState Corporation (the “Company”) on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William E. Matthews, V, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ William E. Matthews, V
William E. Matthews, V Senior Executive Vice President, Chief Financial Officer (Principal Financial Officer)

February 25, 2022